36. SUBSEQUENT EVENTS (Details Narrative)	Jan. 26, 2021
The covid account [member] | Events after reporting period [member] | Cemig Distribuicao SA [member]
Disclosure of non-adjusting events after reporting period [line items]
Description of monthly charges payable	The monthly charge payable by Cemig D is approximately R$ 41 per month, to be paid to the CCE as from the ordinary tariff adjustment process of 2021, with payment until the 10th day of the subsequent month. Under Aneel Technical Note 05/2021-SGT, this amount will be included in tariffs for 48 months (2021 to 2025), and Aneel will revisit, annually, the parameters for the definition of the charge; any residual balance will be returned to customers at the end of the period. To guarantee an equilibrium between tariff coverage, payment and collection, the Covid Account CDE Charge will be subject to calculation of CVA and Neutrality.